This is filed pursuant to Rule 497(e).
File Nos. 2-63315 and 811-02889.

--------------------------------------------------------------------------------
                                    Yields
--------------------------------------------------------------------------------

     For current recorded yield information on the Funds, call toll free: (800) 221-9513

     The Funds are open-end management investment companies with investment objectives of safety, liquidity and maximum current income (in the case of Alliance Municipal Trust-General, exempt from Federal income taxes) to the extent consistent with the first two objectives. Alliance Money Reserves, Alliance Government Reserves and the General Portfolio of Alliance Municipal Trust are diversified. This prospectus sets forth the information about each Fund that a prospective investor should know before investing. Please retain it for future reference.

     An investment in the Fund is (i) neither insured nor guaranteed by the U.S. Government; (ii) not a deposit or obligation of or guaranteed or endorsed by, any bank; and (iii) not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.

     A "Statement of Additional Information," for each Fund dated October 30, 1998, which provides a further discussion of certain areas in this prospectus and other matters which may be of interest to some investors, has been filed with the Securi- ties and Exchange Commission and is incorporated herein by reference. A free copy may be obtained by contacting your broker.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



--------------------------------------------------------------------------------

Contents
--------
Expense Information                                       2
Financial Highlights                                      3
Investment Objectives and Policies                        5
Purchase and Redemption of Shares                         9
Additional Information                                    9

--------------------------------------------------------------------------------


                                    [Logo]

 .       Alliance Money Reserves
 .       Alliance Government Reserves
 .       Alliance Municipal Trust-
        General Portfolio


                                  Prospectus
                               October 30, 1998


                          SouthTrust Securities, Inc.
                             MEMBER NASD AND SIPC
                             112 North 20th Street
                             Birmingham, AL 35290
                                1-205-254-5321
                                1-800-843-8618


   ORLANDO                                                      CHARLESTON
407-841-1246                                                   803-724-3208

   ATLANTA                      ST. PETERSBURG                  MONTGOMERY
404-853-5600                     813-896-7200                  334-270-2280

   MOBILE                         HUNTSVILLE                    PENSACOLA
334-431-9221                     205-551-4032                  904-470-0515

                              EXPENSE INFORMATION

Shareholder Transaction Expenses

  The Funds have no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

Annual Fund Operating Expenses (as a percentage of average  AMR   AGR   AMT-Gen
net assets, after expense reimbursement)                    ----  ----  -------
 Management Fees...........................................  .48%  .46%   .50%
 12b-1 Fees................................................  .25   .25    .25
 Other Expenses............................................  .27   .29    .25
                                                            ----  ----   ----
 Total Fund Operating Expenses............................. 1.00% 1.00%  1.00%

Example

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                                 1 Year 3 Years 5 Years 10 Years
                                                 ------ ------- ------- --------
AMR.............................................  $10     $32     $55     $122
AGR.............................................  $10     $32     $55     $122
AMT-General.....................................  $10     $32     $55     $122

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. The expenses listed in the table for AMR and AGR are net of the contractual reimbursement by the Adviser described in this prospec-tus. The expenses of such Portfolios, before expense reimbursements, would be:
AMR: Management Fees--.48%, 12b-1 Fees--.25%, Other Expenses--.29% and Total Operating Expenses--1.02%; and AGR: Management Fees--.47%, 12b-1 Fees--.25%, Other Expenses--.29% and Total Operating Expenses--1.01%. The example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.

     FINANCIAL HIGHLIGHTS . For a share outstanding throughout each period
                                   (audited)

  The following tables have been audited by McGladrey & Pullen LLP, each of the Fund's independent auditors, whose unqualified report thereon appears in each Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto included in each Fund's Statement of Additional Information.

                                                                                                 February 16,
                                                                                                   1989(a)
                                               Year Ended June 30,                                 through
Alliance Money Reserves   ---------------------------------------------------------------------    June 30,
                           1998    1997   1996    1995    1994    1993    1992    1991    1990       1989
                          ------  ------  -----  ------  ------  ------  ------  ------  ------  ------------
Net asset value,
 beginning of period....  $ 1.00  $ 1.00  $1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00
                          ------  ------  -----  ------  ------  ------  ------  ------  ------     ------
Income from Investment
 Operations
Net investment
 income(b)..............    .047    .045   .047    .045    .025    .027    .044    .066    .079       .033
                          ------  ------  -----  ------  ------  ------  ------  ------  ------     ------
Less: Dividends
Dividends from net
 investment income......   (.047)  (.045) (.047)  (.045)  (.025)  (.027)  (.044)  (.066)  (.079)     (.033)
                          ------  ------  -----  ------  ------  ------  ------  ------  ------     ------
Net asset value, end of
 period.................  $ 1.00  $ 1.00  $1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00
                          ======  ======  =====  ======  ======  ======  ======  ======  ======     ======
Total Return
Total investment return
 based on:
Net asset value(c)......    4.83%   4.64%  4.81%   4.50%   2.57%   2.71%   4.47%   6.87%   8.26%      9.18%(d)
Ratios/Supplemental Data
Net assets, end of
 period (in millions)...  $1,166  $1,011  $ 755  $2,510  $1,795  $1,626  $1,412  $1,262  $  993     $  563
Ratio to average net
 assets of:
Expenses, net of waivers
 and reimbursements.....    1.00%   1.00%  1.00%   1.00%   1.00%   1.00%   1.00%    .97%    .89%       .99%(d)
Expenses, before waivers
 and reimbursements.....    1.02%   1.06%  1.00%   1.04%   1.09%   1.04%   1.04%   1.03%    .99%      1.09%(d)
Net investment
 income(b)..............    4.72%   4.55%  4.80%   4.53%   2.55%   2.67%   4.33%   6.56%   7.92%      9.16%(d)

-------
(a) Commencement of operations.
(b) Net of expenses reimbursed or waived by the Adviser.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(d) Annualized.

Alliance Government                                   Year Ended June 30,
Reserves                  ----------------------------------------------------------------------------------------------------
                           1998       1997    1996       1995        1994        1993        1992     1991     1990     1989
                          ------     ------  ------     -------     -------     -------     -------  -------  -------  -------
Net asset value, begin-
 ning of year...........  $ 1.00     $ 1.00  $ 1.00     $  1.00     $  1.00     $  1.00     $  1.00  $  1.00  $  1.00  $  1.00
                          ------     ------  ------     -------     -------     -------     -------  -------  -------  -------
Income from Investment
 Operations
Net investment
 income(b)..............   .0463(b)   .0443   .0461(b)    .0439(b)    .0244(b)    .0256(b)    .0421    .0640    .0765    .0774
Net realized gain on in-
 vestments..............     -0-        -0-     -0-         -0-         -0-       .0001         -0-      -0-    .0001      -0-
                          ------     ------  ------     -------     -------     -------     -------  -------  -------  -------
Net increase in net
 assets from
 operations.............   .0463      .0443   .0461       .0439       .0244       .0257       .0421    .0640    .0766    .0774
                          ------     ------  ------     -------     -------     -------     -------  -------  -------  -------
Less: Dividends and Dis-
 tributions
Dividends from net in-
 vestment income........  (.0463)    (.0443) (.0461)     (.0439)     (.0244)     (.0256)     (.0421)  (.0640)  (.0765)  (.0774)
Distributions from net
 realized gains.........     -0-        -0-     -0-         -0-         -0-      (.0001)        -0-      -0-   (.0001)     -0-
                          ------     ------  ------     -------     -------     -------     -------  -------  -------  -------
Total dividends and dis-
 tributions.............  (.0463)    (.0443) (.0461)     (.0439)     (.0244)     (.0257)     (.0421)  (.0640)  (.0766)  (.0774)
                          ------     ------  ------     -------     -------     -------     -------  -------  -------  -------
Net asset value, end of
 year...................  $ 1.00     $ 1.00  $ 1.00     $  1.00     $  1.00     $  1.00     $  1.00  $  1.00  $  1.00  $  1.00
                          ======     ======  ======     =======     =======     =======     =======  =======  =======  =======
Total Return
Total investment return
 based on net asset
 value(a)...............    4.74%      4.53%   4.72%       4.48%       2.48%       2.60%       4.30%    6.61%    7.96%    8.04%
Ratios/Supplemental Data
Net assets, end of year
 (in millions)..........  $4,909     $3,762  $3,205     $ 2,514     $ 2,061     $ 1,783     $ 1,572  $ 1,070  $   584  $   522
Ratio to average net as-
 sets of:
 Expenses, net of
  waivers and
  reimbursements........    1.00%      1.00%   1.00%       1.00%       1.00%       1.00%        .95%     .89%     .88%     .88%
 Expenses, before
  waivers and
  reimbursements........    1.01%      1.00%   1.01%       1.05%       1.04%       1.02%        .97%     .93%     .98%     .98%
 Net investment
  income(b).............    4.63%(b)   4.44%   4.60%(b)    4.42%(b)    2.46%(b)    2.55%(b)    4.17%    6.28%    7.65%    7.86%

-------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Net of expenses reimbursed or waived by the Adviser.

Alliance Municipal                                          General Portfolio
Trust                     --------------------------------------------------------------------------------------------
                                                                                                          Six Months
                                               Year Ended June 30,                                          Ended
                          ------------------------------------------------------------------------------   June 30,
                           1998   1997    1996    1995       1994       1993       1992    1991    1990      1989
                          ------  -----  ------  ------     ------     ------     ------  ------  ------  ----------
Net asset value,
 beginning of
 period..............     $ 1.00  $1.00  $ 1.00  $ 1.00     $ 1.00     $ 1.00     $ 1.00  $ 1.00  $ 1.00    $ 1.00
                          ------  -----  ------  ------     ------     ------     ------  ------  ------    ------
Income From
 Investment
 Operations
Net investment
 income..............       .028   .028    .029    .028(d)    .018(d)    .020(d)    .034    .046    .055      .030
Net realized and
 unrealized loss on
 investments.........        -0-    -0-     -0-   (.003)       -0-        -0-        -0-     -0-     -0-       -0-
                          ------  -----  ------  ------     ------     ------     ------  ------  ------    ------
Net increase in net
 asset value from
 operations..........       .028   .028    .029    .025       .018       .020       .034    .046    .055      .030
                          ------  -----  ------  ------     ------     ------     ------  ------  ------    ------
Add: Capital
 Contributions
Capital Contributed
 by the Adviser......        -0-    -0-     -0-    .003        -0-        -0-        -0-     -0-     -0-       -0-
                          ------  -----  ------  ------     ------     ------     ------  ------  ------    ------
Less: Dividends
Dividends from net
 investment income...      (.028) (.028)  (.029)  (.028)     (.018)     (.020)     (.034)  (.046)  (.055)    (.030)
                          ------  -----  ------  ------     ------     ------     ------  ------  ------    ------
Net asset value, end
 of period...........     $ 1.00  $1.00  $ 1.00  $ 1.00     $ 1.00     $ 1.00     $ 1.00  $ 1.00  $ 1.00    $ 1.00
                          ======  =====  ======  ======     ======     ======     ======  ======  ======    ======
Total Return
Total investment
 return based on net
 asset value(a)......       2.85%  2.81%   2.93%   2.83%(c)   1.81%      2.05%      3.48%   4.71%   5.65%     6.13%(b)
Ratios/Supplemental Data
Net assets, end of
 period (in
 millions)...........     $1,196  $ 980  $1,148  $1,189     $1,134     $1,016     $  914  $  883  $  798    $  695
Ratio to average net
 assets of:
 Expenses, net of
  waivers and
  reimbursements.....        .98%   .94%    .95%    .94%       .92%       .92%       .92%    .89%    .83%      .84%(b)
 Expenses, before
  waivers and
  reimbursements.....        .98%   .94%    .95%    .95%       .94%       .94%       .95%    .95%    .93%      .94%(b)
 Net investment
  income(d)..........       2.81%  2.76%   2.90%   2.78%(d)   1.80%(d)   2.02%(d)   3.40%   4.57%   5.50%     5.96%(b)
Alliance Municipal
Trust
                           Year Ended
                          December 31,
                              1988
                          ------------
Net asset value,
 beginning of
 period..............        $ 1.00
                          ------------
Income From
 Investment
 Operations
Net investment
 income..............          .047
Net realized and
 unrealized loss on
 investments.........           -0-
                          ------------
Net increase in net
 asset value from
 operations..........          .047
                          ------------
Add: Capital
 Contributions
Capital Contributed
 by the Adviser......           -0-
                          ------------
Less: Dividends
Dividends from net
 investment income...         (.047)
                          ------------
Net asset value, end
 of period...........        $ 1.00
                          ============
Total Return
Total investment
 return based on net
 asset value(a)......          4.81%
Ratios/Supplemental Data
Net assets, end of
 period (in
 millions)...........        $  633
Ratio to average net
 assets of:
 Expenses, net of
  waivers and
  reimbursements.....           .83%
 Expenses, before
  waivers and
  reimbursements.....           .93%
 Net investment
  income(d)..........          4.69%

-------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Annualized.
(c) The capital contribution by the Adviser had no effect on total return.
(d) Net of expenses reimbursed or waived by the Adviser.

                                ---------------

  From time to time each Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Further informa-tion about each Fund's performance is contained in the annual report to share-holders and Statement of Additional Information which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address shown in this prospectus.

                      INVESTMENT OBJECTIVES AND POLICIES
 The investment objective of Alliance Money Reserves is maximum current income to the extent consistent with safety of principal and liquidity. The invest-ment objectives of each of the other Funds are in the following order of pri-ority--safety of principal, excellent liquidity and, to the extent consistent with the first two objectives, maximum current income (exempt from income taxes to the extent described below in the case of AMT-General). As a matter of fundamental policy, each Fund pursues its objectives by maintaining a port-folio of high quality money market securities all of which at the time of in-vestment have remaining maturities of one year or less, which maturities may extend to 397 days. While the fundamental policies described above and the other fundamental investment policies described below may not be changed with-out shareholder approval, each Fund may, upon notice to shareholders, but without such approval, change non-fundamental investment policies or create additional classes of shares in order to establish portfolios which may have different investment objectives. There can be no assurance that any Fund's ob-jectives will be achieved.

 The Funds will comply with Rule 2a-7 ("Rule 2a-7") under the Investment Com-pany Act of 1940 (the "1940 Act"), as amended, including the diversification, quality and maturity limitations imposed by the Rule. The average maturity of each Fund's portfolio cannot exceed 90 days. A more detailed description of Rule 2a-7 is set forth in each Fund's Statement of Additional Information. To the extent that each Fund's limitations are more permissive than Rule 2a-7, each Fund will comply with the more restrictive provisions of the Rule.

Alliance Money Reserves

 The money market securities in which the Fund invests include: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million; (3) commercial paper, including vari-able amount master demand notes, of high quality [i.e., rated A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's"), Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), Fitch-1 or Fitch-2 by Fitch In-vestors Service, Inc., or Duff 1 or Duff 2 by Duff & Phelps Inc. or, if not rated, issued by U.S. or foreign companies having outstanding debt securities rated AAA, AA or A by Standard & Poor's, or Aaa, Aa or A by Moody's] and par-ticipation interests in loans extended by banks to such companies, and (4) re-purchase agreements that are collateralized fully as that term is defined in Rule 2a-7 under the 1940 Act. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund's Custodian) or broker-dealers ("vendors") that are eligible under the proce-dures adopted by the Trustees for evaluating and monitoring the creditworthi-ness of such vendors. A repurchase agreement would create a loss to the Fund if, in the event of a vendor default, the proceeds from the sale of the col-lateral were less than the repurchase price. The money market securities in which the Fund invests may have variable or floating rates of interest ("vari-able rate obligations") as permitted by Rule 2a-7. Variable rate obligations have interest rates which are adjusted either at predesignated periodic inter-vals or whenever there is a change in the market rate to which the interest rate of the variable rate obligation is tied. Some variable rate obligations allow the holder to demand payment of principal and accrued interest at any time, or at specified intervals. The Fund follows Rule 2a-7 with respect to the diversification, quality and maturity of variable rate obligations.

 To the extent the Fund purchases money market instruments issued by foreign entities, consideration will be given to the domestic marketability of such instruments, and possible interruptions of, or restrictions on, the flow of international currency transactions.

 The Fund may purchase restricted securities that are determined by the Ad-viser to be liquid in accordance with procedures adopted by the Trustees of the Fund, including securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act") and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act. Restricted securities are securities subject to contractual or legal restric-tions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

 The Fund may also invest up to 10% of the value of its net assets in securi-ties as to which a liquid trading market does not exist, provided such invest-ments are consistent with the Fund's investment objectives. Such securities may include securities that are not readily marketable, such as certain secu-rities that are subject to legal or contractual restrictions on resale (other than those restricted securities determined to be liquid as described above) and repurchase agreements not terminable within seven days. As to illiquid se-curities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representa-tive of their value, the value of the Fund's net assets could be adversely af-fected.

 The Fund may invest in asset-backed securities that meet its existing diver-sification, quality and maturity criteria. Asset-backed securities are securi-ties issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a bene-ficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corpora-tion. Although the securities may have some form of credit or liquidity en-hancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. It is the Fund's current inten-tion to limit its investment in such securities to not more than 5% of its net assets.

Other Fundamental Investment Policies

 To maintain portfolio diversification and reduce investment risk, the Fund may not: (1) invest more than 25% of its assets in the securities of issuers conducting their principal business activities in any one industry although there is no such limitation with respect to U.S. Government securities or cer-tificates of deposit, bankers' acceptances and interest bearing savings depos-its; (2) invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government) although with respect to 25% of its total assets it may invest without regard to such limitation; (3) invest more than 5% of its assets in the securities of any issuer (except the U.S. Government) having less than three years of continuous operation or purchase more than 10% of any class of the outstanding securities of any issuer (except the U.S. Govern-ment); (4) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not exceeding 15% of its assets and to facilitate the orderly maturation and sale of portfolio se-curities during any periods of abnormally heavy redemption requests; (5) mort-gage, pledge or hypothecate its assets except to secure such borrowings; or
(6) enter into repurchase agreements, if as a result thereof, more than 10% of the Fund's assets would be subject to repurchase agreements not terminable within seven days.

 As a matter of operating policy, the Fund may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7), except that the Fund may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (2) would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

Alliance Government Reserves

 The securities in which the Fund invests are: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentali-ties (collectively, the "U.S. Government"), including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress; and (2) repurchase agreements that are collateralized fully as that term is defined in Rule 2a-7 under the 1940 Act. These agree-ments are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or State Street Bank and Trust Company, the Fund's Custodian, and would create a loss to the Fund if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. The Fund may com-mit up to 15% of its net assets to the purchase of when-issued U.S. Government securities, whose value may fluctuate prior to their settlement, thereby cre-ating an unrealized gain or loss to the Fund. The money market securities in which the Fund may invest may have variable or floating rates of interest ("variable rate obligations") as permitted by Rule 2a-7. Variable rate obliga-tions have interest rates which are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the inter-est rate of the variable rate obligation is tied. Some variable rate obliga-tions allow the holder to demand payment of principal and accrued interest at any time, or at specified intervals. The Fund follows Rule 2a-7 with respect to the diversification, quality and maturity of variable rate obligations.

 The Fund will comply with Rule 2a-7, including the diversification, quality and maturity limitations imposed by the Rule. A more detailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information under "Investment Objectives and Policies." To the extent that the Fund's limita-tions are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

Other Fundamental Investment Policies

 To maintain portfolio diversification and reduce investment risk, the Fund may not: (1) borrow money except from banks on a temporary basis or via enter-ing into reverse repurchase agreements in aggregate amounts not exceeding 10% of its assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy re-demption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist; (2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets except to secure such borrowings; or (3) enter into repurchase agreements if, as a result thereof, more than 10% of its assets would be subject to repurchase agreements not terminable within seven days.

Alliance Municipal Trust

 The investment objectives of AMT-General are safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income that is exempt from income taxation to the extent described below. Except when AMT-General assumes a temporary defensive position, at least 80% of such Port-folio's total assets will be invested in such securities (as opposed to the taxable investments described below). Normally, substantially all of the Port-folio's income will be tax-exempt as described below (e.g., for 1997, 100% of the income of the Portfolio was exempt from Federal income taxes). The Fund may in the future establish additional portfolios which may have different in-vestment objectives.

 The General Portfolio seeks maximum current income that is exempt from Fed-eral income taxes by investing principally in a diversified portfolio of high quality municipal securities. Such income may be subject to state or local in-come taxes.

 AMT-General may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT").

 Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividends paid by a regulated investment company which receives interest from such specified pri-vate activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) inter-est on all tax-exempt obligations will be included in "adjusted current earn-ings" of corporations for AMT purposes. Such bonds have provided, and may con-tinue to provide, somewhat higher yields than other comparable municipal securities. See below, "Daily Dividends, Other Distributions, Taxes."

Municipal Securities

 The municipal securities in which AMT-General invests include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obli-gation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a spe-cific excise or other source.

 AMT-General may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments minimize changes in the market value of the obligation and, ac-cordingly, enhance the ability of AMT-General to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 bil-lion. AMT-General will comply with Rule 2a-7 with respect to its investments in variable rate obligations supported by letters of credit.

 AMT-General's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's Investors Service, Inc. (Aaa and Aa, MIG 1 and MIG 2, or VMIG 1 and VMIG 2) or Standard & Poor's Corporation (AAA and AA or SP-1 and SP-2), or judged by the Adviser to be of comparable quality. Securities must also meet credit standards applied by the Adviser.

 To further enhance the quality and liquidity of the securities in which AMT-General invests, such securities frequently are supported by credit and li-quidity enhancements, such as letters of credit, from third party financial institutions. The Adviser continuously monitors the credit quality of such third parties; however, changes in the credit quality of such a financial in-stitution could cause AMT-General's investments backed by that institution to lose value and affect AMT-General's share price.

 AMT-General also may invest in stand-by commitments, which may involve cer-tain expenses and risks, but such commitments are not expected to comprise more than 5% of AMT-General's net assets. AMT-General may commit up to 15% of its net assets to the purchase of when-issued securities. The Fund's custodian will maintain, in a separate account of AMT-General, liquid assets having value equal to, or greater than, such when-issued securities. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for such securities takes place at a later time. Normally the settlement date oc-curs from within ten days to one month after the purchase of the issue. The value of when-issued securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to AMT-General.

Taxable Investments

 The taxable investments in which AMT-General may invest include obligations of the U.S. Government and its agencies, high quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

Other Investment Policies

 AMT-General will not invest more than 10% of its net assets in illiquid secu-rities. As to these securities, AMT-General is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

 The following investment policies are fundamental policies with respect to AMT-General. To reduce investment risk, AMT-General may not invest more than 25% of its total assets in municipal securities whose issuers are located in the same state, and AMT-General may not invest more than 25% of its total as-sets in municipal securities the interest upon which is paid from revenues of similar-type projects; AMT-General may not invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, al-though (i) with respect to 25% of its total assets AMT-General may invest up to 10% per issuer, and (ii) AMT-General may not purchase more than 10% of any class of the voting securities of any one issuer except those of the U.S. Gov-ernment.

 As a matter of operating policy, AMT-General may invest no more than 5% of its assets in the securities of any one issuer (as determined pursuant to Rule 2a-7), except that the Portfolio may invest up to 25% of its assets in the first tier securities (as defined in Rule 2a-7 and described in the Statement of Additional Information) of a single issuer for a period of up to three business days. Fundamental policy number (i) would give AMT-General the in-vestment latitude described therein only in the event Rule 2a-7 is further amended in the future.

                       PURCHASE AND REDEMPTION OF SHARES

  For more information on the purchase and redemption of each Fund's shares, see such Fund's Statement of Additional Information.

Opening Accounts

  Instruct SouthTrust Securities ("SouthTrust") to use AMR, AGR or AMT-General in conjunction with your brokerage account.

Subsequent Investments

 A. By Check to SouthTrust Securities

  Mail or deliver your check made payable to "SouthTrust Securities." SouthTrust will deposit it into the Fund(s). Please indicate your account num-ber and the appropriate Fund on the check.

 B. By Sweep

  SouthTrust has available an automatic "sweep" for the Funds for its custom-ers' brokerage accounts. If you request the sweep arrangement, every day cash which has come into your brokerage account from interest and dividends paid on your securities held in "street" name as well as sales proceeds are moved into your account.

Redemptions

 A. By Telephone

  Instruct SouthTrust to order a withdrawal from your Fund account to purchase securities or to make payment to you with a SouthTrust check to you.

 B. By Checkwriting

  With this service, you may write checks made payable to any payee, other than SouthTrust. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First you must fill out the Signature Card which is located in this prospectus. The checkwriting serv-ice enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment.

 C. By Sweep

  SouthTrust's automatic "sweep" also moves money from your account to cover securities purchases and other account charges in your SouthTrust account.

                            ADDITIONAL INFORMATION

 Share Price. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be con-stant at $1.00 per share, although this price is not guaranteed. The net asset value of each Fund's shares is determined each business day at 12:00 Noon and 4:00 p.m. (Eastern time). The net asset value per share of a Fund is calcu-lated by taking the sum of the value of that Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All ex-penses, including the fees payable to the Adviser, are accrued daily.

 Timing of Investments and Redemptions. The Funds have two transaction times each business day, 12:00 Noon and 4:00 p.m. (Eastern time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is re-ceived before or after 12:00 Noon. However, if you wish to have Federal funds wired the same day as your telephone redemption request, make sure that your request will be received by the Fund prior to 12:00 Noon.

 During drastic economic or market developments, you might have difficulty in reaching Alliance Fund Services, Inc. by telephone in which event you should issue written instructions to Alliance Fund Services, Inc. at the address shown in this prospectus. Alliance Fund Services, Inc. is not responsible for the authenticity of telephone requests to purchase or sell shares. Alliance Fund Services, Inc. will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses arising from unauthorized transactions if it failed to do so. Dealers or agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at anytime without notice.

 Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

 Daily Dividends, Other Distributions, Taxes. All net income of each Fund is determined each business day at 4:00 p.m. (Eastern time) and is paid immedi-ately thereafter pro rata to shareholders of that Fund of record via automatic investment in additional full and fractional shares of that Fund in each shareholder's account. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

 Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in its net asset value and are not included in net income.

 Distributions to you out of tax-exempt interest income earned by Alliance Mu-nicipal Trust are not subject to Federal income tax (other than the AMT), but, in the case of the General Portfolio, may be subject to state or local income taxes. Any exempt interest dividends derived from interest on municipal secu-rities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT. Distributions out of taxable inter-est income, other investment income, and short-term capital gains are taxable to you as ordinary income and distributions of long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions of short- and long-term capital gains, if any, are normally made near year-end. Each year shortly after Decem-ber 31, the Fund will send you tax information stating the amount and type of all its distributions for the year just ended.

 The Adviser. Each Fund retains Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105, under separate Advisory Agreements to provide investment advice and, in general, to supervise its management and in-vestment program, subject to the general control of the Trustees of each Fund. For the fiscal year ended June 30, 1998, AMR, AGR and AMT-General each paid the Adviser an advisory fee (net of reimbursement for AMR and AGR) at an an-nual rate of .48, .46 and .50 of 1%, respectively, of the average daily value of the respective Fund's net assets.

 The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1998 of more than $262 billion (of which more than $107 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 58 registered investment companies managed by the Adviser compris-ing 123 separate investment portfolios currently have more than 3.5 million shareholders. As of June 30, 1998, the Adviser was retained as an investment manager for employee benefit plan assets for 32 of the FORTUNE 100 companies.

 Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly owned subsidiary of The Equitable Life Assurance Society of the United States, one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

 Under a Distribution Services Agreement (the "Agreement"), each Fund pays the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggregate average daily net assets. For the period ended June 30, 1998, AMR, AGR and AMT-General each paid the Adviser a distribution services fee at an annual rate of .25 of 1%, respectively, of the average daily value of the net assets of each Fund. Substantially all such monies (together with significant amounts from the Ad-viser's own resources) are paid by the Adviser to broker-dealers and other fi-nancial intermediaries for their distribution assistance and to banks and other depository institutions for administrative and accounting services pro-vided to the Funds, with any remaining amounts being used to partially defray other expenses incurred by the Adviser in distributing the Fund's shares. The Funds believe that the administrative services provided by depository institu-tions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely affect the Fund or its shareholders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur.

 The Adviser will reimburse each Fund to the extent that aggregate operating expenses of that Fund (including the Adviser's fee and expenses incurred under the Agreement) exceed 1% of its average daily net assets for any fiscal year.

 Custodian, Transfer Agent and Distributor. State Street Bank and Trust Compa-ny, P.O. Box 1912, Boston, MA 02105, is the Fund's Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus NJ 07096-1520, and Alliance Fund Dis-tributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively. The Transfer Agent charges a fee for its services.

 Year 2000. Many computer systems and applications in use today process trans-actions using two digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. Should any of the computer systems employed by the Funds' major service providers fail to process Year 2000 in-formation properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' sharehold-ers.

 With respect to the Year 2000, the Funds have been advised that the Adviser, Distributor and Transfer Agent (collectively, "Alliance") began to address the Year 2000 issue several years ago in connection with the replacement or up-grading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coor-dinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and interna-tional computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be com-pleted and tested by the end of 1998. Full integration testing of these sys-tems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs as-sociated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Funds.

 The Funds and Alliance have been advised by the Funds' Custodian that it is also in the process of reviewing its systems with the same goals. As of the date of this prospectus, the Funds and Alliance have no reason to believe that the Custodian will be unable to achieve these goals.

 Fund Organization. AGR and Alliance Treasury Reserves (not offered by this prospectus) are a series of Alliance Government Reserves which is a diversi-fied open-end management investment company registered under the 1940 Act. The Fund was reorganized as a Massachusetts business trust in April 1984, having previously been a Maryland corporation since formation in December 1978. AMR and Alliance Capital Reserves (not offered by this prospectus) are series of Alliance Capital Reserves, a diversified open-end management investment com-pany registered under the 1940 Act. The Fund was reorganized as a Massachu-setts business trust in October 1984, having previously been a Maryland corpo-ration since its formation in April 1978. AMT-General is a diversified series of Alliance Municipal Trust, which is also an open-end management investment company registered under the 1940 Act consisting of such series and seven other series not offered by this prospectus. The Fund was reorganized as a Massachusetts business trust in April 1985, having previously been a Maryland Corporation since its formation in January 1983. Each Fund's activities are supervised by its Trustees. Normally, shares of each series of Alliance Munic-ipal Trust, Alliance Government Reserves and Alliance Capital Reserves are en-titled to one vote per share, and vote as a single series, on matters that af-fect each series in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees.

 Reports. You receive semi-annual and annual reports for your Fund as well as a monthly summary of your account.

 Since this prospectus sets forth information about all the Funds, it is theo-retically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this prospectus extends only to the disclosure relating to that Fund.

SouthTrust Securities, Inc. is a member NASD and SIPC

 Investment products offered
 through SouthTrust Securities,
 Inc. are not bank deposits; are
 not FDIC insured; are not obli-
 gations of or guaranteed by
 SouthTrust Corporation,
 SouthTrust Bank or any of its
 affiliates. Products involve in-
 vestment risk, including the
 possible loss of principal.

Check-Writing
Service

Complete the Signature Card. A supply of free checks will be sent to you shortly.

Send this completed form to:
SouthTrust Securities, Inc.
P.O. Box 2554
Birmingham, AL 35290



                          ALLIANCE MEMORANDUM ACCOUNT
              _________________________________________________________
              Broker Dealer

                  SOUTHTRUST SECURITIES, INC.  (BHC OMNIBUS)
              _________________________________________________________
              Account Name(s) As Registered
              _________________________________________________________

              Account Address  Street  City  State  Zip Code
              _________________________________________________________

              Account Social Security No. Or Taxpayer Identification No.
              _________________________________________________________
              Authorized Signature(s)
              1. .....................      2. .........................

              __________________________________________________________
              Fund Account Name             Fund Account No.
                ........................................................
                To be completed by SouthTrust Securities, Inc.
              __________________________________________________________
              Joint Accounts check one:   [ ] Either owner is authorized to sign
                                              Redemption Checks.
                                          [ ] All owners are required to sign
                                              Redemption Checks.
                                          (If no box is checked, only one
                                           signature will be required.)
              Checkbooks are not transferable to other accounts. If you change account numbers or change funds, you must reapply for check-writing.


Signature Guaranteed by (see reverse side)

 ..........................................
(Name of Bank or Firm)

 ..........................................
(Name of Officer & Title)

--------------------------------------------------------------------------------

The payment of funds is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures.

State Street Bank and Trust Company (the "Bank") is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the Fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.

This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus for each Alliance mutual fund as to which the Depositor has arranged to redeem shares by check-writing. The Bank is further authorized to effect redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees that he shall be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time; that the Bank has the right not to honor checks which do not meet the Bank's normal standards for checks presented to it, that the Bank and Alliance have the right to change, modify or terminate this check-writing service at any time; and that the Bank shall be liable only for its own negligence.

Medallion Signature Guarantee - Signatures must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17 Ad-15 of the Securities Exchange Act of 1934. This would include such institutions such as banks and brokerage firms.

SEND THIS CARD (WITH  ANY NECESSARY AUTHORIZING DOCUMENTATION) TO:
SOUTHTRUST SECURITIES, INC.
P.O. BOX 2554
BIRMINGHAM, AL  35290